                                                                     EXHIBIT 1.1

                      COMPANY'S CORPORATE STRUCTURE CHART

                                            INTERNATIONAL URANIUM CORPORATION
                                                         (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * *** * * * * * * * * * * * * * * * * * * * * * *
                      *                                     *                                    *
                      *                                     *                                    *
                     100%                                   *                                  100%
            INTERNATIONAL URANIUM                           *                             INTERNATIONAL URANIUM
             (ALBERTA) CORPORATION                          *                                   (BERMUDA I) LTD
                   (CANADA)                                 *                                  (BERMUDA)
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                      * * * * * * * * * * * * * * * * * * * *                                    *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                    100%                                                                     (BERMUDA)
       INTERNATIONAL URANIUM HOLDINGS                                                            *
         CORPORATION (DELAWARE, USA)                                                             *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          70%
                      *                                                                   GURVAN SAIHAN
                      * * * * * * * * * * * * * * * * * * * *                          JOINT VENTURE CORP.
                                                            *                               (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
         *                              *                   *                *                                 *
         *                              *                   *                *                                 *
         *                              *                   *                *                                 *
        100%                           100%                 *                100%                             100%
   INTERNATIONAL                    IUC WHITE               *           IUC EXPLORATION                     IUC RENO
   URANIUM (USA)                    MESA LLC                *         LLC (COLORADO, USA)                   CREEK LLC
    CORPORATION                  (COLORADO, USA)            *                                            (COLORADO, USA)
  (DELAWARE, USA)                                           *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * *
           *                               *                            *                                   *
           *                               *                            *                                   *
           *                               *                            *                                   *
         100%                             100%                         100%                                100%
   IUC SUNDAY MINE                     IUC COLORADO                   IUC ARIZONA                   IUC PROPERTIES
 LLC (COLORADO, USA)                   PLATEAU LLC                    STRIP LLC                   LLC (COLORADO, USA)
                                     (COLORADO, USA)                 (COLORADO, USA)



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